Statement of Additional Information Supplement	April 1, 2024

For all Putnam retail open-end mutual funds except Putnam Global Technology Fund, Putnam High Yield Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Mortgage Opportunities Fund, Putnam Multi-Asset Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Retirement Advantage 2065 Fund, Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2055 Fund, Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2045 Fund, Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2035 Fund, Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2025 Fund, Putnam Retirement Advantage Maturity Fund, Putnam Short-Term Municipal Income Fund, Putnam Sustainable Retirement 2065 Fund, and Putnam Ultra Short Duration Income Fund.

Effective April 15, 2024, similar disclosure under the sub-heading Exchange Privilege – Same-Fund Exchange Privilege under the heading Investor Services is supplemented to include the following:

Class B shareholders who are eligible to purchase class A shares may exchange their class B shares for class A shares of the same fund to the extent permitted by the financial intermediary through which the shareholder holds shares, as disclosed in the fund’s prospectus, and provided that class A shares of the fund are available for purchase by residents in the shareholder’s jurisdiction.

SAI Supplement - 4/24